EXHIBIT 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE
May 17, 2023

RICHMOND MUTUAL BANCORPORATION, INC.
ANNOUNCES QUARTERLY DIVIDEND

RICHMOND, IN– May 17, 2023 – Richmond Mutual Bancorporation, Inc. (NASDAQ: RMBI) announced today that its Board of Directors has declared a cash dividend on Richmond Mutual Bancorporation common stock of $0.14 per share. The cash dividend will be payable on June 15, 2023, to stockholders of record as of the close of business on June 1, 2023.

About Richmond Mutual Bancorporation, Inc.

Richmond Mutual Bancorporation, Inc., headquartered in Richmond, Indiana, is the holding company for First Bank Richmond, a community-oriented financial institution offering traditional financial and trust services within its local communities through its eight locations in Richmond, Centerville, Cambridge City and Shelbyville, Indiana, its five locations in Sidney, Piqua and Troy, Ohio and its loan production office in Columbus, Ohio.

Forward-Looking Statements

Statements in this press release that are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements relate to Richmond Mutual Bancorporation, Inc.'s (the "Company") financial condition, results of operations, plans, objectives, future performance or business and ability to continue paying dividends. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties that could cause actual results to differ materially from the results anticipated in such statements, including potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession, the failure of the U.S. Congress to increase the debt ceiling or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as increased prices and supply chain disruptions; significant short-term interest rate increases by the Federal Reserve; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; the Company's ability to access cost-effective funding including maintaining the confidence of depositors; unexpected outflows of uninsured deposits that may require us to sell investment securities at a loss; fluctuations in real estate values, and residential, commercial and multifamily real estate market conditions; demand for loans and deposits in the Company's market area; the future earnings and capital levels of First Bank Richmond, which could affect the ability of the Company to pay dividends in accordance with its dividend policies; changes in management's business strategies; changes in the regulatory and tax environments in which the Company operates; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission, which are available at www.firstbankrichmond.com and on the SEC's website at www.sec.gov. These forward-looking statements represent the Company's judgment as of the date of this release. The Company does not undertake—and specifically disclaims any obligation—to revise any forward-looking statement to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statement.

Contacts

Richmond Mutual Bancorporation, Inc.
Garry D. Kleer, Chairman, President and Chief Executive Officer
Donald A. Benziger, Exec. VP/Chief Financial Officer
(765) 962-2581